[logo] WM
   GROUP of FUNDS

[graphic omitted]

                                                                    MONEY MARKET
                                                                           FUNDS

                                                    ----------------------------
                                                    THE DIFFERENCE IS EXPERIENCE
                                                    ----------------------------

                                                                   ANNUAL REPORT
                                             FOR THE YEAR ENDED OCTOBER 31, 1999

[graphic omitted]

MONEY FUNDS

money market fund

tax-exempt money market fund

california money fund

CONTENTS
--------------------------------------------------------------------------------
message from the president                                      1
events of the century                                           2
diversifying your portfolio and managing risk                   5
individual fund reviews                                         7
statements of assets and liabilities                            8
statements of operations                                       10
statements of changes in net assets                            11
statements of changes in net assets - capital stock activity   15
financial highlights                                           18
portfolio of investments                                       24
notes to financial statements                                  24
independent auditor's report                                   36
tax information (unaudited)                                    37

[Photo of William G. Papesh]

DEAR SHAREHOLDER,

The decade, the century, and the millennium are simultaneously drawing to a close. To the typical investor, the more recent past is likely of greatest interest. From 1990 through October 31, 1999, the value of the U.S. stock market rose nearly 400%, as measured by the S&P 500(1). The 1990s also saw one of the longest-running economic expansions on record. However, compared to other historic investment events of this century, the 1990s are perhaps not all that remarkable.

This year, our fund family celebrates its 60th year in the investment management business. Our time-honored tradition dates to 1939 when Composite Research & Management Co. (now known as WM Advisors) launched the Bond & Stock Fund, which was one of the first 50 mutual funds in the U.S. Today, investors can choose from more than 11,000 mutual funds. In the intervening 60 years, the investment landscape has been permanently altered, first by theoretical advances in finance and then by innovations in computer technology. We have managed stock and bond investments through six decades of changing market environments, including World War II, the Vietnam War, wage and price controls, the stock market crash of 1987, and 10 recessions. Throughout these events, our approach to investing has remained the same, defined by rigorous research, a commitment to outstanding performance, and a value-oriented investment philosophy.

From the beginning, the WM Group of Funds has recognized the value of diversification in managing investment portfolios. By combining bond and stock investments in a single portfolio in the 1930s, the Bond & Stock Fund sought to offer investors a convenient and professionally managed investment vehicle designed to weather the storms of changing market conditions. Of course, the theory of diversification - which created a means to mathematically measure the actual and potential risk-reduction benefits of investing in a diversified portfolio - did not arise until the 1950s. Since then, computer technology has led to more sophisticated asset allocation models such as those employed in managing the WM Strategic Asset Management Portfolios. The addition of the International Growth Fund to the WM Group of Funds family has provided expanded opportunities for individuals to craft a well-diversified portfolio.

The importance of diversification in managing investment risk was evident in the financial market results this year. During the 12-month period ended October 31, 1999, both U.S. and foreign stock markets posted strong gains, with the S&P 500 up 25.67% and the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) index rising 23.67%(2). A combination of low inflation, strong economic growth and continued consumer spending helped sustain corporate earnings and the U.S. market. Internationally, higher share prices in Japan and a recovery from last year's currency crisis in Pacific Rim countries helped boost the international index. However, U.S. bond markets declined during the same period in response to actions by the Federal Reserve to raise interest rates to forestall potential increases in inflation.

As is often the case, stock and bond markets moved in opposite directions through much of 1999. Bond investors, who included some stock investments in their portfolios, probably fared better than those who held only fixed-income investments. Those who invested primarily in stock funds may have experienced most of their gains in the first six months of 1999, as the S&P 500 posted a 6.24% decline from the end of June to the end of September(1). Including a small allocation to bonds and bond funds in an equity portfolio can potentially help temper risk and, over time, result in higher long-term returns.

Your Investment Representative can help you select an appropriate mix of investments for your portfolio based on your financial goals. Whether you are seeking current income or long-term capital appreciation, the WM Group of Funds offers investment vehicles designed to meet your goals and financial needs. For example, the Strategic Asset Management (SAM) Portfolios provide the convenience of immediate diversification and the advantages of professionally-managed asset allocation through changing market conditions. For more information about additional strategies that can help you pursue your financial objectives, speak with your Investment Representative.

As the new millennium approaches, we look forward to continuing to leverage our experience and history to meet the investment challenges of tomorrow. Thank you for your continued confidence in the WM Group of Funds.

    Sincerely,

/s/ William G. Papesh

    William G. Papesh
    President

(1) Source: Standard & Poor's. The S&P 500 is an unmanaged index of common stocks. Results include reinvestment of dividends.

(2) The Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE) index is a market capitalization weighted index designed to measure the performance of 23 developed markets worldwide.

Past performance is no guarantee of future results. Individuals cannot invest directly in any index.

[graphic omitted]

EVENTS OF THE CENTURY

      SHAPING THE DOW JONES INDUSTRIAL AVERAGE

As we move toward the beginning of the new millennium, it is important to examine the events of the last century in order to gain some insight to the future. During the past 100 years, we have witnessed tremendous change and have overcome much adversity, and through it all, economies and markets have continued to grow and expand. Despite two World Wars, the Great Depression, and the rise and fall of Communism, equity markets in the United States have increased more than 16,000% (as measured by the Dow Jones Industrial Average).(2) Events of the past century have completely reshaped the way we live and conduct business - and during this time, companies have flourished and often times dramatically increased in value. By highlighting these major events, we can examine their impact on the growth of the financial markets and the upward trajectory of the Dow.

THE BIRTH OF U.S. STEEL CORP.                                               1901

On March 3, 1901, the merger between J.P. Morgan and Carnegie Steel created the first billion-dollar corporation that controlled nearly two-thirds of the nation's steel market.

THE WRIGHT BROTHERS TAKE FLIGHT                                             1903

On a beach near Kitty Hawk, North Carolina, Orville and Wilbur Wright used a 12-horsepower engine to fly 120 feet in 12 seconds. This signified the birth of an industry that would eventually speed world travel, affect the outcome of wars, and generate billions of dollars.

THE SAN FRANCISCO EARTHQUAKE                                                1906

On April 18, 1906, a major earthquake shook San Francisco and started fires that destroyed the entire city. It took years to rebuild the nearly 20,000 buildings destroyed in the quake. The Creation of the Ford Assembly Line 1913 Henry Ford revolutionized the concept of mass production, increasing efficiencies and cutting costs of the Model T, as the division of labor was born.

WORLD WAR I BEGINS                                                          1914

The assassination of Austria-Hungary's Archduke Francis Ferdinand and his wife in June 1914 led to war against Serbia. Pre-existing alliances drew in nearly every European nation, and World War I was underway.

PANAMA CANAL OPENED                                                         1914

In August 1914, world trade would forever be altered as the Panama Canal was opened. The Canal drastically shortened shipping time and cost between the Atlantic and Pacific Oceans.

WOMEN'S SUFFRAGE                                                            1920

Stemming from an 1848 convention in Seneca Falls, the suffrage amendment was finally ratified nationally in August 1920.

FIRST COMMERCIAL RADIO BROADCAST                                            1920

Westinghouse burst into the mainstream by broadcasting the first commercial radio event on November 2, 1920. The company announced the results of the Cox/Harding presidential election and, as a result, generated huge sales of wireless sets.

THE STOCK MARKET CRASH                                                      1929

In October 1929, panic shook the U.S. stock market, with investors eventually losing $30 billion, or the equivalent of nearly one-third of the entire country's economic output.

THE GREAT DEPRESSION                                                        1932

The Depression reached its peak in 1932 with more than 25% of the workforce unemployed, thousands of bank failures, and more than a million homeless people wandering the streets.

SOCIAL SECURITY CREATED                                                     1935

An important part of FDR's New Deal, the passing of the Social Security Act created the first pension system for American workers.

UNIONS GAIN STRENGTH                                                        1937

A sit-down strike organized by the United Auto Workers (UAW) turned violent as riots broke out in Flint, Michigan. Labor won an important battle when General Motors, facing substantial losses from a complete shutdown, signed an agreement that gave UAW tremendous power in negotiation.

BOMBING OF PEARL HARBOR                                                     1941

On December 7, 1941, 183 planes attacked unsuspecting Pearl Harbor, destroying multiple ships and signaling the end to an isolationist stance and a beginning to U.S. involvement in World War II.

ENIAC INTRODUCED                                                            1946

Engineer Presper Eckert and physicist John Mauchly introduced the world's first digital computer at the University of Pennsylvania. The beast weighed 30 tons and covered 1,800 square feet. The two men later unveiled UNIVAC, the first business computer and an important symbol of the beginning of what would be the technological revolution.

THE BABY BOOM BEGINS                                                        1947

The end of the Depression and World War II triggered the highest birthrate in the history of the nation as the Baby Boom generation brought unprecedented prosperity.

COLD WAR BEGINS WITH THE KOREAN WAR                                         1950

Communist North Korean troops invaded South Korea, eventually securing backing from China, as United Nations forces fought to a standoff around the 38th parallel.

TELEVISION ASSERTS ITS DOMINANCE                                            1954

Signifying the beginning of an era, television finally overtook radio in annual revenues with over $590 million. Many of the biggest entertainers had already made the jump to TV, as the set became a fixture in the American home.

RUSSIANS ENTER SPACE WITH SPUTNIK                                           1957

On October 4, 1957, the Soviet Union launched Sputnik, the first satellite to enter outer space. This launch signaled the beginning of the space race, an important aspect of the Cold War.

CUBAN MISSILE CRISIS                                                        1962

It was late October 1962 when U.S. spy planes spotted a buildup of Russian nuclear missiles in Cuba, less than one hundred miles from U.S. shores. Kennedy responded with a full blockade and both countries stood at military readiness for nearly a week. Finally, on October 28, the Russians agreed to remove the weapons from Cuba.

JFK ASSASSINATED                                                            1963

In Dallas, Texas, while campaigning for the 1964 presidential election, President Kennedy was shot and killed, sending the nation into mourning.

MAN LANDS ON THE MOON                                                       1969

On July 16, 1969, with hundreds of millions watching on television, astronaut Neil Armstrong became the first person to set foot on the moon's surface.

THE U.S. LEAVES VIETNAM                                                     1973

Following years of criticism and protest in the United States, a cease-fire was signed on January 27, 1973, and the remaining troops in Vietnam were sent home. Vietnam united under a communist regime two years later.

OIL EMBARGO                                                                 1973

War erupted between Arabs and Israelis in October 1973 and OPEC responded by dramatically increasing the price of oil and cutting supplies to countries supporting Israel. The embargo lasted six months and had a significant impact on the U.S. economy, effectively ending the post-WWII economic boom.

[graphic omitted]

PRESIDENT NIXON RESIGNS                                                     1974

Faced with impeachment stemming from the Watergate scandal, President Richard Nixon resigned, and Gerald Ford took over control of the oval office.

RUNAWAY INFLATION                                                           1980

For the first time in modern history, 1980 ends with back-to-back years of double-digit inflation. Disgruntled by the economic situation, the American public elected Ronald Reagan, who would bring an end to 50 years of strong government involvement in economic programs.

BLACK MONDAY STOCK MARKET CRASH                                             1987

In October 1987, a thriving stock market came to a crash as fears over rising inflation and interest rates caused a massive selloff in the equity markets.

FALL OF THE BERLIN WALL                                                     1989

What had become the symbol of a divided Germany and a divided world of Capitalism versus Communism, the Berlin Wall fell and Germany was united.

INTRODUCTION OF THE WORLD WIDE WEB                                          1993

Programmers at the University of Illinois released software that enabled any computer to access the World Wide Web, forever changing the way business is conducted.

PRESIDENTIAL IMPEACHMENT                                                    1998

A scandal in the White House commanded global attention as Bill Clinton, the impeached president, remained in office when he retained Senate votes.

BUDGET SURPLUSES                                                            1999

With the close of the fiscal year in September 1999, the U.S. reported its second consecutive budget surplus, marking the first surpluses since 1969. The century closes in the midst of one of the longest lasting economic and stock market expansions.

While these major events of the past century have significantly changed our lives, the principles of long-term investing have remained true. The fundamental strength of U.S. companies over the long term is what has continued to drive equity markets higher. World Wars have come and gone, but investment principles remain firmly in tact. Rather than being unduly concerned with short-term market fluctuations, it is important to maintain your long-term focus and continue to invest as we move into the next century.

(1) Source of historical data: Time-Life Books
(2) Source: Bloomberg Business News and Dow Jones. All Dow Jones Index information is based on the month-end closing values. The Dow Jones Industrial Average (DJIA) is an unmanaged index of industrial stocks that is often used to measure the overall U.S. equity market. Individuals cannot invest directly in an index. Chart uses logarithmic scale.

[graphic omitted]

1900                                         1910                              1920
------------------------------------------------------------------------------------------------------------------------
Birth of U.S.  Wright Bros.   San Francisco      Ford Asembly  World War I     Women's Sufferage     The Stock
Steel Corp.    Dow 49.11      Earthquake         Line          Begins          Dow 86.16             Market Crash
Dow 69.43                     Dow 90.53          Dow 78.78     Dow 71.42                             Dow 273.51
                                                                               First Commercial
                                                               Panama Canal    Radio Broadcast
                                                               Opens           Dow 76.04
                                                               Dow 54.58

1930                                         1940                                     1950
------------------------------------------------------------------------------------------------------------------------
  The Great     Social Security   Unions Gain    Pearl Harbor   ENIAC       The Baby     The Korean  Television  Sputnik
  Depression    Created           Strength       Bombed         Introduced  Boom Begins  War         Dow 404.38  Dow 441.03
  Dow 59.93     Dow 144.13        Dow 185.74     Dow 110.96     Dow 190.09  Dow 181.16   Dow 200.10

1960                                         1970                                     1980
------------------------------------------------------------------------------------------------------------------------
   Cuban      JFK               Man Lands        U.S. Leaves   President Nixon        Runaway      Black Monday  Fall of
   Missile    Assassinated      on the Moon      Vietnam       Resigns                Inflation    Market Crash  The Berlin
   Crisis     Dow 750.51        Dow 815.46       Dow 999.01    Dow 678.58             Dow 963.98   Dow 1993.50   Wall
   Dow 589.77                                                                                                    Dow 2706.27
                                                 Oil Embargo
                                                 Dow 956.57

1990
------------------------------------------------------------------------------
  Introduction of the       Presidential         Budget Surplus
  World Wide Web            Impeachment          Dow 10,336.95
  Dow 3754.09               Dow 9116.55

[graphic omitted]

DIVERSIFYING YOUR PORTFOLIO CAN HELP YOU MANAGE INVESTMENT RISK.

Building a diversified portfolio may provide the key to finding a balance between risk and the pursuit of your investment goals.

Investment risk comes in many forms. The risk that most people think of is the potential to lose money due to a decline in the value of an investment. Understanding this type of risk - known as market risk - is critical to making sound investment decisions.

Other types of risk, however, should also be considered when choosing investments. Inflation risk is often overlooked by those who are investing for current income or to preserve capital. But over time, inflation can eat away at your purchasing power. If prices were to rise at an inflation rate of 4% per year, after 20 years a dollar would buy only half as much as it does today. Another more subtle form of risk involves the possibility of not meeting your investment objectives. If you are investing to build a nest egg for retirement, for example, the consequences of not meeting your goal could be significant.

Unfortunately, these different types of risk can make it difficult for people to feel comfortable with their investment choices. For example, if you invest in growth-oriented stock funds in order to have the best chance of outpacing inflation, you will generally incur a higher degree of market risk, since stocks tend to be more volatile than other types of investments.

[graphic omitted]

Building a diversified portfolio may provide the key to finding a balance between risk and the pursuit of your investment goals.

--------------------------------------------------------------------------------
    ASSET ALLOCATION TAKES THE CONCEPT OF DIVERSIFICATION ONE STEP FURTHER.
--------------------------------------------------------------------------------

WHY DIVERSIFICATION CAN HELP REDUCE RISK

Diversification helps put the law of averages to work for you. When you invest in more than one stock or bond, your portfolio return is based on the average of all the individual securities in the portfolio. But the variability of your returns - a way to measure your chance of loss - will likely be less than the average volatility of the individual securities. This means that by diversifying, you can potentially reduce risk without having to sacrifice the opportunity to earn higher returns.

Asset allocation takes the concept of diversification one step further. Because prices of different types of assets, such as money market instruments, bonds, and stocks, often don't react the same way to market events, they can provide potentially greater diversification benefits than securities in the same asset class. A measure that can help assess the potential risk-reduction afforded is known as correlation. The lower the correlation between two securities, the greater the diversification opportunities. In general, U.S. stocks tend to have a correlation of around 0.70 with each other, while stocks and bonds have a correlation of less than 0.40.*

--------------------------------------------------------------------------------
   CORRELATION IS THE DEGREE TO WHICH INVESTMENTS MOVE UP AND DOWN TOGETHER.
--------------------------------------------------------------------------------

KEEP YOUR TIME FRAME IN MIND

The individual asset classes that you choose for your investment portfolio will depend largely on your time frame. Whether you are pursuing a short-term goal or have a longer-term investment horizon, it's always important to seek to diversify your investments appropriately. For more information about how to tailor your portfolio to fit your objectives, speak with your financial representative.

Fixed-Income Investments Can Help
                 SMOOTH PORTFOLIO RETURNS

Although equity investments have dominated headlines in recent years, fixed-income securities remain a viable investment alternative that can play an important part in an overall investment portfolio. Bond investments are generally less risky than stock investments and have a predictable income stream that continues even if prices decline. With low inflation creating strong real returns, the current market environment is quite positive for fixed-income investments. The real return of an investment is the difference between the overall return and the current rate of inflation; it measures the change in wealth or buying power offered by an investment. Even with bond yields that are less-than-historical averages, lower inflation can produce very attractive real returns.

In addition to strong results, fixed-income investments offer diversification and risk management characteristics as a part of an overall investment portfolio. Bonds can reduce volatility in your portfolio if combined with stock investments. Bond investments also offer a safer environment if you are closer to reaching a long-term goal, such as a college fund or retirement portfolio. Speak with your representative about your current portfolio and discuss strategies to incorporate fixed-income investments.

STRONG REAL RETURNS FOR FIXED-INCOME INVESTMENTS VS. INFLATION
(January 1985 - October 1999)

HIGH-YIELD CORPORATE               11.36%
CORPORATE                           9.95%
MORTGAGE                            9.67%
GOVERNMENT                          9.02%
INFLATION                           3.22%

Source: Ibbotson Associates. Lehman Brothers indices used for Corporate, Mortgage and Government Bonds; Ibbotson indices used for high-yield bonds and inflation. Individuals cannot invest directly in an index.

--------------------------------------------------------------------------------

CONSIDER INTERNATIONAL INVESTMENTS

Over the years, the correlation between domestic stocks and bonds has gradually risen. Therefore, the potential diversification benefits afforded today, while still quite substantial, may not be as significant as they were in the '40s, '50s, and '60s.

Because the concept of diversification applies to many types of investments, however, you can potentially further reduce the variability of your portfolio returns by investing in additional asset classes.

If you are investing for a long-term goal, including international investments in your asset allocation may potentially help temper declines in the values of your domestic stock and bond investments over time. Prices of stocks and bonds issued by companies or governments in foreign countries often do not move in tandem with securities prices in the U.S. For example, the foreign stocks that comprise the Morgan Stanley Capital International EAFE index have a correlation of 0.53 with the S&P 500 index.**

Of course, risk is only part of the equation. The chart to the left shows annual historical returns for international stock and bond indices since 1985. As in the U.S. markets, stocks have generally posted higher returns than bonds over time, but also carry a greater degree of risk.

 * Source: Standard & Poor's. Stocks are represented by the S&P 500. Bonds are represented by the returns of 30-year Government bonds. Based on monthly returns for the 20-year period ended September 30, 1999.

** Source: Standard & Poor's. Based on monthly returns for the 20-year period ended September 30, 1999. International investments can carry greater risks including currency, liquidity and political risks.

PERFORMANCE OF INTERNATIONAL INVESTMENTS INDICES
(January 1985 - October 1999)

MSCI Nordic Countries                             22.13%
MSCI Europe                                       19.40%
MSCI World                                        16.44%
MSCI EAFE                                         15.55%
SB Foreign Government Bonds                       12.91%
MSCI Far East                                     11.33%
IFCG Emerging Markets                             11.09%

Source: Ibbotson Associates. Regional equity indices provided by Morgan Stanley Capital International (MSCI), bond index provided by Salomon Brothers, and Emerging Markets index provided by the International Finance Corporation. Individuals cannot invest directly in an index. International investments can carry greaster risks including currency, liquidity and political risks.

MONEY MARKET FUNDS

PORTFOLIO MANAGER: AUDREY QUAYE
WM ADVISORS, INC.

Audrey Quaye has seven years experience in investment management and analysis. She is a Chartered Financial Analyst and a Certified Public Accountant. She also holds an MBA from the University of Southern California, and has been with WM Advisors, Inc. since 1996.

ECONOMIC OVERVIEW

Economic data released during the year indicated continuing strength in the U.S. economy. Industrial production, which had been moderate at the beginning of the period, accelerated during the past six months. Consumer confidence remained relatively high and consumer spending continued unabated. Housing demand began to slow down during the second half of the fiscal year, partially due to an increase in mortgage rates. Also, oil prices rose from $10.76 a barrel on December 10, 1998 to a high of $25.45 on September 23, 1999. Exports also began to show a rising trend. The labor market remained tight in most regions, and the unemployment rate declined to a 30-year low of 4.10% in October 1999.

Similar to the national economy, California's economy continued to expand during the period. The non-durable goods, manufacturing, construction, trade, and services sectors fueled the growth. The State's total non-farm employment grew by 2.4% during the year, and the unemployment rate for September 1999 was 4.9%, down from 5.9% in November 1998.

As a result of economic expansion, California's tax revenues have increased each year since 1995. This allowed the state to erase the General Fund deficit that it accumulated in prior years. However, the fiscal flexibility of the state and its municipalities continues to be hampered by various ballot initiatives. Nevertheless, we believe California's economic outlook appears stable.

In response to mounting concerns over inflationary pressures, the Federal Reserve's Open Market Committee raised its target fed funds rate (the rate at which banks borrow from each other) 25 basis points on June 30, 1999. On August 24, 1999, the Fed raised rates another 25 basis points to end the period at 5.25%. The benchmark 90-day U.S. Treasury bill yield rose from a low of 4.27% on April 13, 1999, to a high of 5.13% on October 19, 1999. This trend benefited money market shareholders since the average yield on taxable money market instruments also rose significantly during the period. The spread (difference between the yield on the 90-day Treasury Bill and the yield of money market instruments) widened from a low of 34 basis points (0.34%) in March to a high of 139 basis points, on October 8, 1999. Thus, the yield advantage of money market funds relative to T-Bills improved drastically. The yield spread widened due to the combined effect of liquidity concerns related to Year 2000 and the effect of normal year-end borrowing by corporations.

ECONOMIC AND INTEREST RATE OUTLOOK

The short-term interest rate outlook is uncertain due to continued tightness of the U.S. labor market, mounting wage pressures, and a gradual improvement in global economies, especially in Europe and Asia. We believe that short-term interest rate increases are possible, but long-term conditions remain positive. The rate hikes are likely to lead to a more moderate economic growth rate and lower levels of inflation. However, the weakening of the U.S. dollar versus other major currencies and the increasing valuation of the stock market remain as concerns.

PORTFOLIO STRATEGY

WM MONEY MARKET FUND

The Money Market Fund's net assets totaled $584 million on October 31, 1999. We increased the Fund's exposure to floating rate notes to take advantage of the widening spread between the 90-day Treasury bill yield and corporate borrowing rates. We also increased the Fund's exposure to domestic money market instruments because of improved credit quality of domestic issuers. Finally, we kept the Fund's weighted average maturity neutral relative to the benchmark in view of the uncertainty regarding interest rates.

WM TAX-EXEMPT MONEY MARKET FUND

The Tax-Exempt Money Market Fund's net assets totaled $32 million at the fiscal year end. We continued our strategy of maintaining the Fund's weighted average maturity slightly long relative to the benchmark. This resulted in a decrease in the volatility of the Fund's yield. We will continue to vary the Fund's exposure to daily variable rate securities in response to seasonal interest rate variations.

WM CALIFORNIA MONEY FUND

The California Money Fund's net assets totaled $34 million at the end of the period. The supply of California tax-exempt money market instruments was thin relative to prior years. The State's economy improved; therefore, municipalities issued fewer notes than in prior years. We kept the Fund's weighted average maturity neutral relative to its benchmark. We also varied the Fund's exposure to daily variable rate securities in response to seasonal interest rate changes.

THE YEAR 2000 PROBLEM (Y2K)

Many computer systems in use today cannot process date-related information in relation to year 2000. This issue originates in the practice of abbreviating years to their last two digits. Computer systems may not be able to decide correctly when a date entered with a year of "00" should be interpreted as 1900 or 2000. At the turn of the new century, computer systems may not function properly because they may not be able to recognize or interpret the year 2000.

Should any of the computer systems employed by the WM Funds' or Portfolios' major service providers fail to process this type of information properly, it could have a negative impact on Fund or Portfolio operations and the services that are provided to shareholders. Similarly, the values of certain of the WM Funds' or Portfolios' assets may be adversely affected by the inability of their issuers or third parties to properly process date-related information.

The Advisor, Shareholder Service Agent and Administrator have advised the Funds and Portfolios that they have reviewed their critical computer systems and are confident that the systems will process information correctly regardless of the end of the century. The Funds and Portfolios have received similar assurances from other key service providers. We recognize that no one can guarantee that there will not be problems when the Year 2000 arrives, and have developed contingency plans in case problems should occur.


-----------------------------------------------------------------------------------------------------------------------
FUND performance*
as of October 31, 1999

                                              7-DAY                          7-DAY
                                           SIMPLE YIELD                 COMPOUNDED YIELD              WEIGHTED AVERAGE
                                     A SHARES        B SHARES        A SHARES          B SHARES        MATURITY (DAYS)

WM MONEY MARKET FUND                  4.83%           3.77%            4.95%            3.84%                 57
-----------------------------------------------------------------------------------------------------------------------
WM TAX-EXEMPT MONEY MARKET FUND       2.79%           1.97%            2.83%            2.16%                 58
-----------------------------------------------------------------------------------------------------------------------
WM CALIFORNIA MONEY FUND              2.39%           1.27%            2.42%            1.28%                 58
-----------------------------------------------------------------------------------------------------------------------

*  During the period noted, WM Advisors, Inc. waived a portion of its management fees and reimbursed certain other expenses. The Funds' yields would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and the Fund's custodian had not allowed its fees to be reduced by credits. All yield information represents past performance, which cannot guarantee future results. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any
   other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

STATEMENTS of ASSETS and LIABILITIES

WM GROUP OF FUNDS
OCTOBER 31, 1999

                                                      TAX-EXEMPT
                                           MONEY         MONEY     CALIFORNIA
                                           MARKET       MARKET        MONEY
                                            FUND         FUND         FUND
                                        ------------  -----------  -----------
ASSETS:
Investments, at value
  (See portfolios of investments) (a)   $591,604,984  $32,610,105  $34,636,347
Cash .................................           302      --           --
Interest receivable ..................     2,670,733      297,656      268,424
Receivable for Fund shares sold ......     2,051,335       80,569      162,794
Receivable for investment securities
sold .................................       --           --           675,120
Prepaid expenses and other assets ....         4,127          265          464
                                        ------------  -----------  -----------
    Total Assets .....................   596,331,481   32,988,595   35,743,149
                                        ------------  -----------  -----------
LIABILITIES:
Payable for Fund shares redeemed .....     2,058,455       27,404      415,194
Payable for investment securities
purchased ............................    10,000,000    1,206,765    1,006,001
Investment advisory fee payable ......       224,840          109       13,307
Shareholder servicing and distribution
fees payable .........................        16,805          304           67
Dividends payable ....................        49,695          844          863
Due to custodian .....................       --           --               482
Accrued expenses and other payables ..       325,871       46,711       38,374
                                        ------------  -----------  -----------
    Total Liabilities ................    12,675,666    1,282,137    1,474,288
                                        ------------  -----------  -----------
NET ASSETS ...........................  $583,655,815  $31,706,458  $34,268,861
                                        ============  ===========  ===========
----------------
(a) Investments, at cost .............  $591,604,984  $32,610,105  $34,636,347
                                        ============  ===========  ===========

                       See Notes to Financial Statements.

WM GROUP OF FUNDS
OCTOBER 31, 1999

                                                    TAX-EXEMPT
                                        MONEY         MONEY      CALIFORNIA
                                       MARKET         MARKET        MONEY
                                        FUND           FUND         FUND
                                    -------------  ------------  -----------
NET ASSETS CONSIST OF:
Undistributed net investment
  income .........................
                                    $      3,519   $    --          $  3,771
Accumulated net realized loss on
investments sold .................       (73,807)       (4,891)      (40,976)
Paid-in capital ..................   583,726,103    31,711,349    34,306,066
                                    ------------   -----------   -----------
      Total Net Assets ...........  $583,655,815   $31,706,458   $34,268,861
                                    ============   ===========   ===========
NET ASSETS:
Class A Shares ...................  $460,443,816   $31,352,896   $34,215,796
                                    ============   ===========   ===========
Class B Shares ...................  $ 20,451,629    $  353,562     $  53,065
                                    ============   ===========   ===========
Class I Shares ...................  $102,760,370        --           --
                                    ============
SHARES OUTSTANDING:
Class A Shares ...................   460,486,529    31,352,873    34,257,434
                                    ============   ===========   ===========
Class B Shares ...................    20,452,196       353,563        53,133
                                    ============   ===========   ===========
Class I Shares ...................   102,771,577        --           --
                                    ============
CLASS A SHARES:
Net asset value per share of
  beneficial interest outstanding*         $1.00         $1.00         $1.00
                                    ============   ===========   ===========
CLASS B SHARES:
Net asset value and offering price
  per share of beneficial interest
  outstanding* ...................         $1.00         $1.00         $1.00
                                    ============   ===========   ===========
CLASS I SHARES:
Net asset value, offering and
  redemption price per share of
  beneficial interest outstanding          $1.00        --           --
                                    ============

--------------
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

STATEMENTS of OPERATIONS

WM GROUP OF FUNDS
FOR THE YEAR ENDED OCTOBER 31, 1999

                                                     TAX-EXEMPT
                                         MONEY         MONEY      CALIFORNIA
                                         MARKET        MARKET       MONEY
                                          FUND          FUND         FUND
                                      ------------  ------------  ----------
INVESTMENT INCOME:
Interest ...........................  $29,911,536    $1,059,503   $1,097,186
                                      -----------   -----------   ----------
EXPENSES:
Investment advisory fee ............    2,611,321       149,140      163,095
Custodian fees .....................       16,785         3,605        4,192
Legal and audit fees ...............       64,181        20,099       18,217
Registration and filing fees .......      138,226        38,363       13,851
Printing and postage fees ..........      637,515        43,426       44,015
Other ..............................      135,214         4,946       14,560
Shareholder servicing and distribution fees:
  Class B Shares ...................      104,487         1,273          665
  Class S Shares....................       31,046        --                8
Transfer agent fees:
  Class A Shares ...................      511,104        34,781       35,660
  Class B Shares ...................       16,405           117          144
  Class S Shares ...................       14,335        --               32
Fees waived by investment advisor ..       --          (104,700)      --
                                      -----------   -----------   ----------
      Total expenses ...............    4,280,619       191,050      294,439
Fees reduced by credits allowed by
the custodian ......................      (14,772)         (895)        (900)
                                      -----------   -----------   ----------
      Net expenses .................    4,265,847       190,155      293,539
                                      -----------   -----------   ----------
NET INVESTMENT INCOME ..............   25,645,689       869,348      803,647
                                      -----------   -----------   ----------

NET REALIZED GAIN/(LOSS) FROM
INVESTMENT TRANSACTIONS                    14,291            25           (2)
                                      -----------   -----------   ----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...................  $25,659,980    $  869,373   $  803,645
                                      ===========    ==========   ==========

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets

WM GROUP OF FUNDS
FOR THE YEAR ENDED OCTOBER 31, 1999

                                                                     TAX-EXEMPT
                                                     MONEY             MONEY          CALIFORNIA
                                                    MARKET             MARKET            MONEY
                                                     FUND               FUND             FUND
                                              -----------------  ----------------  ---------------
Net investment income ......................      $ 25,645,689       $   869,348       $   803,647
Net realized gain/(loss) on investment
  transactions .............................            14,291                25                (2)
                                                  ------------       -----------       -----------
Net increase in net assets resulting from
operations .................................        25,659,980           869,373           803,645
Distributions to shareholders from net
  investment income:
  Class A Shares ...........................       (21,285,571)         (867,445)         (802,809)
  Class B Shares ...........................          (349,900)           (1,903)             (710)
  Class S Shares ...........................          (106,011)         --                      (9)
  Class I Shares ...........................        (3,900,688)         --                     (19)
Net increase/(decrease) in net assets from
  Fund share transactions:
  Class A Shares ...........................        56,987,030         5,911,868        (2,951,415)
  Class B Shares ...........................        13,832,418           141,454            (4,995)
  Class S Shares ...........................        (6,304,983)         --                  (1,182)
  Class I Shares ...........................        (5,963,302)         --                  (1,068)
                                                  ------------       -----------       -----------
Net increase/(decrease) in net assets ......        58,568,973         6,053,347        (2,958,562)

NET ASSETS:
Beginning of year ..........................       525,086,842        25,653,111        37,227,423
                                                  ------------       -----------       -----------
End of year ................................      $583,655,815       $31,706,458       $34,268,861
                                                  ============       ===========       ===========

Undistributed net investment income at end
  of year ..................................      $      3,519       $  --             $     3,771
                                                  ============       ===========       ===========

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets

WM GROUP OF FUNDS
FOR THE PERIODS ENDED OCTOBER 31, 1998

                                                                    TAX-EXEMPT
                                                    MONEY             MONEY          CALIFORNIA
                                                   MARKET             MARKET            MONEY
                                                   FUND(a)           FUND(a)           FUND(b)
                                              -----------------  ----------------  ---------------
Net investment income ......................     $  18,139,941        $  720,598        $  296,345
Net realized loss on investment transactions           (72,297)               (3)        --
                                                  ------------       -----------       -----------
Net increase in net assets resulting from
operations .................................        18,067,644           720,595           296,345
Distributions to shareholders from net
  investment income:
  Class A Shares ...........................       (14,948,299)         (720,041)         (296,197)
  Class B Shares............................          (103,182)             (557)             (141)
  Class S Shares ...........................          (172,000)         --                      (3)
  Class I Shares ...........................        (2,916,460)         --                      (4)
Net increase/(decrease) in net assets from
  Fund share transactions:
  Class A Shares ...........................       142,622,001        (6,693,465)         (235,693)
  Class B Shares ...........................         6,149,166           200,309            (4,765)
  Class S Shares ...........................         6,304,983          --                       6
  Class I Shares ...........................       108,734,879          --                       8
                                                  ------------       -----------       -----------
Net increase/(decrease) in net assets ......       263,738,732        (6,493,159)         (240,444)

NET ASSETS:
Beginning of period ........................       261,348,110        32,146,270        37,467,867
                                                  ------------       -----------       -----------
End of period ..............................      $525,086,842       $25,653,111       $37,227,423
                                                  ============       ===========       ===========

Undistributed net investment income
  (distributions in excess of net investment
  income) at end of period .................      $     (3,587)      $  --             $     2,366
                                                  ============       ===========       ===========

--------------
(a) Fiscal year end changed to October 31 from December 31. The amounts reflected are for the period
    January 1, 1998 through October 31, 1998.
(b) Fiscal year end changed to October 31 from June 30. The amounts reflected are for the period July 1, 1998 through October 31, 1998.

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets
WM GROUP OF FUNDS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                   TAX-EXEMPT
                                                                    MONEY             MONEY
                                                                   MARKET            MARKET
                                                                    FUND              FUND
                                                                ------------       -----------
Net investment income ....................................      $ 12,584,944       $ 1,009,403
                                                                ------------       -----------
Net increase in net assets resulting from operations .....        12,584,944         1,009,403
Distributions to shareholders from net investment income:
  Class A Shares .........................................       (12,575,604)       (1,009,190)
  Class B Shares..........................................            (9,340)             (213)
Net increase in net assets from Fund share transactions:
  Class A Shares .........................................        31,522,179           160,533
  Class B Shares .........................................           353,674             9,595
                                                                ------------       -----------
Net increase in net assets ...............................        31,875,853           170,128

NET ASSETS:
Beginning of year ........................................       229,472,257        31,976,142
                                                                ------------       -----------
End of year ..............................................      $261,348,110       $32,146,270
                                                                ============       ===========

                       See Notes to Financial Statements.

STATEMENT of CHANGES in NET assets

WM GROUP OF FUNDS
FOR THE YEAR ENDED JUNE 30, 1998

                                                              CALIFORNIA
                                                                MONEY
                                                                 FUND
                                                              -----------
Net investment income ...................................     $ 1,094,589
                                                              -----------
Net increase in net assets resulting
  from operations .......................................       1,094,589
Distributions to shareholders from net
  investment income:
  Class A Shares ........................................      (1,093,207)
  Class B Shares.........................................          (1,326)
  Class S Shares.........................................             (22)
  Class I Shares ........................................             (31)
Net increase/(decrease) in net assets from Fund
  share transactions:
  Class A Shares ........................................      (5,520,424)
  Class B Shares ........................................          (4,780)
  Class S Shares ........................................              22
  Class I Shares ........................................              31
                                                              -----------
Net decrease in net assets ..............................      (5,525,148)

NET ASSETS:
Beginning of year .......................................      42,993,015
                                                              -----------
End of year .............................................     $37,467,867
                                                              ===========

Undistributed net investment income at end of year ......     $     2,366
                                                              ===========

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY
WM GROUP OF FUNDS

Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

                                             MONEY MARKET FUND                               TAX-EXEMPT MONEY MARKET FUND
                          -------------------------------------------------------   -----------------------------------------------
                               YEAR ENDED        PERIOD ENDED        YEAR ENDED       YEAR ENDED      PERIOD ENDED     YEAR ENDED
                                10/31/99         10/31/98(a)          12/31/97         10/31/99       10/31/98(a)       12/31/97
                               ----------        ------------        ----------       ----------      ------------     ----------
CLASS A:
  Sold .................     $  849,142,559    $  1,029,291,671    $  631,834,628    $  43,233,412   $  30,837,963   $  55,194,481
  Issued in exchange for
    Class A shares of
    the Sierra Global
    Money Fund..........          --                 86,308,379          --               --               --              --
  Issued in exchange for
    Class A shares of
    the Sierra U.S.
    Government Money
    Fund ...............          --                 21,242,345          --               --               --              --
  Issued in exchange for
    Class A shares of
    the Griffin Money
    Market Fund .               227,709,262           --                 --               --               --              --
  Issued in exchange for
    Class A shares of
    the Griffin Tax-Free
    Money Market Fund ..          --                  --                 --             21,062,829         --              --
  Issued as reinvestment
    of dividends........         20,521,935          13,666,591        12,427,917          838,120         710,706       1,003,218
  Redemption in-kind
(Note 10) ..............        (31,927,854)          --                 --               --               --              --
  Redeemed .............     (1,008,458,872)     (1,007,886,985)     (612,740,366)     (59,222,493)    (38,242,134)    (56,037,166)
                             --------------    ----------------    --------------    -------------   -------------   -------------
  Net increase/
   (decrease) ..........     $   56,987,030    $    142,622,001    $   31,522,179    $   5,911,868   $  (6,693,465)  $     160,533
                             ==============    ================    ==============    =============   =============   =============
CLASS B:
  Sold .................     $   28,425,937    $     15,707,869    $      916,714    $     534,633   $     201,001   $      12,980
  Converted from Class S
    shares of Fund .....          3,673,738           --                 --               --               --              --
  Issued in exchange for
    Class B shares of
    the Sierra Global
    Money Fund..........          --                  1,089,407          --               --               --              --
  Issued in exchange for
    Class B shares of
    the Sierra U.S.
    Government Money
    Fund ...............          --                    915,101          --               --               --              --
  Issued as reinvestment
    of dividends........            330,884              91,008             9,036            1,641             552             188
  Redeemed .............        (18,598,141)        (11,654,219)         (572,076)        (394,820)         (1,244)         (3,573)
                             --------------    ----------------    --------------    -------------   -------------   -------------
  Net increase .........     $   13,832,418    $      6,149,166    $      353,674    $     141,454   $     200,309   $       9,595
                             ==============    ================    ==============    =============   =============   =============
CLASS S:
  Sold .................         $  322,752        $  1,846,781          --               --               --              --
  Issued in exchange for
    Class S shares of
    the Sierra Global
    Money Fund..........          --                  6,970,804          --               --               --              --
  Issued in exchange for
    Class S shares of
    the Sierra U.S.
    Government Money
    Fund ...............          --                    499,760          --               --               --              --
  Issued as reinvestment
    of dividends........             97,701             166,689          --               --               --              --
  Converted to Class B
shares of Fund                   (3,673,738)          --                 --               --               --              --
  Redeemed .............         (3,051,698)         (3,179,051)         --               --               --              --
                             --------------    ----------------
  Net increase/
(decrease) .............     $   (6,304,983)   $      6,304,983          --               --               --              --
                             ==============    ================
CLASS I:
  Sold .................      $  71,638,115       $  37,068,793          --               --               --              --
  Contribution in-kind
    (Note 10) ..........         31,927,854           --                 --               --               --              --
  Issued in exchange for
    Class I shares of
    the Sierra Global
    Money Fund..........          --                 76,706,647          --               --               --              --
  Issued in exchange for
    Class I shares of
    the Sierra U.S.
    Government Money
    Fund ...............          --                 13,331,744          --               --               --              --
  Issued as reinvestment
    of dividends........          3,634,675             356,277          --               --               --              --
  Redeemed .............       (113,163,946)        (18,728,582)         --               --               --              --
                             --------------    ----------------
  Net increase/
(decrease) .............     $   (5,963,302)   $    108,734,879          --               --               --              --
                             ==============    ================

--------------
(a) Fiscal year end changed to October 31 from December 31. The amounts reflected are for the period January 1, 1998 through
    October 31, 1998.

                       See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY
WM GROUP OF FUNDS

Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

                                                               CALIFORNIA MONEY FUND
                                              ------------------------------------------------------
                                                  YEAR ENDED        PERIOD ENDED        YEAR ENDED
                                                   10/31/99          10/31/98(a)         06/30/98
                                                  ----------        ------------        ----------
CLASS A:
  Sold .....................................     $  33,348,665       $ 10,436,305      $  30,331,723
  Issued as reinvestment of dividends ......           773,933            286,201          1,056,492
  Redeemed .................................       (37,074,013)       (10,958,199)       (36,908,639)
                                                 -------------       ------------      -------------
  Net decrease .............................     $  (2,951,415)      $   (235,693)     $  (5,520,424)
                                                 =============       ============      =============
CLASS B:
  Sold .....................................     $      32,072       $  --             $      70,100
  Issued as reinvestment of dividends ......               685                301              1,322
  Redeemed .................................           (37,752)            (5,066)           (76,202)
                                                 -------------       ------------      -------------
  Net decrease .............................     $      (4,995)      $     (4,765)     $      (4,780)
                                                 =============       ============      =============
CLASS S:
  Sold .....................................     $    --             $   --            $    --
  Issued as reinvestment of dividends ......                 9                  6                 22
  Redeemed .................................            (1,191)          --                 --
                                                 -------------       ------------      -------------
  Net increase/(decrease) ..................     $      (1,182)      $          6      $          22
                                                 =============       ============      =============
CLASS I:
  Sold .....................................     $   --              $   --            $    --
  Issued as reinvestment of dividends ......                18                  8                 31
  Redeemed .................................            (1,086)          --                 --
                                                 -------------       ------------      -------------
  Net increase/(decrease) ..................     $      (1,068)      $          8      $          31
                                                 =============       ============      =============

--------------
(a) Fiscal year end changed to October 31 from June 30. The amounts reflected are for the period
    July 1, 1998 through October 31, 1998.

                                 See Notes to Financial Statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL highlights

MONEY MARKET FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                   INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                                  ------------------------------------      -------------------------------------
                                   NET                                                         DIVIDENDS
                               ASSET VALUE,             NET              TOTAL FROM             FROM NET
                                BEGINNING           INVESTMENT           INVESTMENT            INVESTMENT              TOTAL
                                OF PERIOD             INCOME             OPERATIONS              INCOME            DISTRIBUTIONS
                              --------------      ---------------      ---------------      ----------------      ---------------
CLASS A
10/31/99                            $1.00               $0.044               $0.044               $(0.044)             $(0.044)
10/31/98(a)                          1.00                0.041                0.041                (0.041)              (0.041)
12/31/97                             1.00                0.049                0.049                (0.049)              (0.049)
12/31/96                             1.00                0.048                0.048                (0.048)              (0.048)
12/31/95                             1.00                0.052                0.052                (0.052)              (0.052)
12/31/94                             1.00                0.034                0.034                (0.034)              (0.034)

CLASS B
10/31/99                             1.00                0.034                0.034                (0.034)              (0.034)
10/31/98(a)                          1.00                0.035                0.035                (0.035)              (0.035)
12/31/97                             1.00                0.041                0.041                (0.041)              (0.041)
12/31/96                             1.00                0.038                0.038                (0.038)              (0.038)
12/31/95                             1.00                0.042                0.042                (0.042)              (0.042)
12/31/94(c)                          1.00                0.018                0.018                (0.018)              (0.018)

CLASS I
10/31/99                             1.00                0.046                0.046                (0.046)              (0.046)
10/31/98(c)                          1.00                0.031                0.031                (0.031)              (0.031)

                                                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                           -----------------------------------------------------------------------
                                                                                                               RATIO OF OPERATING
                                                                                                               EXPENSES TO AVERAGE
                                                                                                                NET ASSETS WITHOUT
                                                                                                                   FEE WAIVERS
                                                                              RATIO OF         RATIO OF            AND/OR FEES
                                                                              OPERATING     NET INVESTMENT         REDUCED BY
                                NET                        NET ASSETS,       EXPENSES TO       INCOME TO         CREDITS ALLOWED
                           ASSET VALUE,       TOTAL       END OF PERIOD      AVERAGE NET      AVERAGE NET             BY THE
                           END OF PERIOD     RETURN+        (IN 000'S)        ASSETS(b)         ASSETS               CUSTODIAN
                            -----------     ---------      ------------      -----------      -----------      -------------------
CLASS A
10/31/99                       $1.00           4.52%        $460,444            0.72%            4.43%                0.73%
10/31/98(a)                     1.00           4.19%         403,443            0.66%*           4.94%*               0.67%*
12/31/97                        1.00           5.04%         260,877            0.75%            4.93%                0.83%
12/31/96                        1.00           4.88%         229,355            0.79%            4.77%                0.89%
12/31/95                        1.00           5.33%         171,225            0.92%            5.19%                1.04%
12/31/94                        1.00           3.47%         125,651            0.95%            3.39%                1.04%

CLASS B
10/31/99                        1.00           3.44%          20,452            1.77%            3.38%                1.78%
10/31/98(a)                     1.00           3.52%           6,619            1.64%*           3.96%*               1.65%*
12/31/97                        1.00           4.15%             471            1.59%            4.15%                1.80%
12/31/96                        1.00           3.91%             117            1.69%            3.87%                1.90%
12/31/95                        1.00           4.30%              74            1.94%            4.19%                2.10%
12/31/94(c)                     1.00           2.78%              11            1.93%*           3.29%*               2.62%*

CLASS I
10/31/99                        1.00           4.66%         102,760            0.62%            4.53%                0.63%
10/31/98(c)                     1.00           3.17%         108,720            0.54%*           5.06%*               0.55%*

  * Annualized.
  + Total return is not annualized for periods less than one year. Total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(a) Fiscal year end changed to October 31 from December 31.
(b) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c) On May 2, 1994 and March 23, 1998 the Fund commenced selling Class B and Class I shares, respectively.

                       See Notes to Financial Statements.

FINANCIAL highlights

TAX-EXEMPT MONEY MARKET FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                      INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                   ----------------------------------------      ----------------------------------------------
                                                 NET REALIZED
                       NET                           AND                           DIVIDENDS      DISTRIBUTIONS
                  ASSET VALUE,        NET         UNREALIZED     TOTAL FROM        FROM NET            FROM
                    BEGINNING      INVESTMENT      GAIN ON       INVESTMENT       INVESTMENT       NET REALIZED      TOTAL
                    OF PERIOD        INCOME      INVESTMENTS     OPERATIONS         INCOME             GAINS      DISTRIBUTIONS
                   -----------     ----------     ----------     ----------      -------------      -----------   -------------
CLASS A
10/31/99              $1.00          $0.026        $  --           $0.026           $(0.026)          $ --          $(0.026)
10/31/98(a)            1.00           0.026           --            0.026            (0.026)            --           (0.026)
12/31/97               1.00           0.031           --            0.031            (0.031)            --           (0.031)
12/31/96               1.00           0.030           --            0.030            (0.030)            --           (0.030)
12/31/95               1.00           0.034         0.000#          0.034            (0.034)         (0.000)#        (0.034)
12/31/94               1.00           0.024           --            0.024            (0.024)            --           (0.024)

CLASS B
10/31/99               1.00           0.016          --             0.016            (0.016)            --           (0.016)
10/31/98(a)            1.00           0.018          --             0.018            (0.018)            --           (0.018)
12/31/97               1.00           0.022          --             0.022            (0.022)            --           (0.022)
12/31/96               1.00           0.020          --             0.020            (0.020)            --           (0.020)
12/31/95               1.00           0.023         0.000#          0.023            (0.023)         (0.000)#        (0.023)
12/31/94(c)            1.00           0.010          --             0.010            (0.010)            --           (0.010)

                                                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                           -----------------------------------------------------------------------
                                                                                                               RATIO OF OPERATING
                                                                                                               EXPENSES TO AVERAGE
                                                                                                                NET ASSETS WITHOUT
                                                                                                                   FEE WAIVERS
                                                                              RATIO OF         RATIO OF            AND/OR FEES
                                                                              OPERATING     NET INVESTMENT         REDUCED BY
                                NET                        NET ASSETS,       EXPENSES TO       INCOME TO         CREDITS ALLOWED
                           ASSET VALUE,       TOTAL       END OF PERIOD      AVERAGE NET      AVERAGE NET             BY THE
                           END OF PERIOD     RETURN+        (IN 000'S)        ASSETS(b)         ASSETS               CUSTODIAN
                            -----------     ---------      ------------      -----------      -----------      -------------------
CLASS A                       $1.00           2.65%        $ 31,353             0.57%            2.63%                0.89%
10/31/99                       1.00           2.60%          25,441             0.55%*           3.09%*               0.72%*
10/31/98(a)                    1.00           3.18%          32,134             0.57%            3.14%                0.71%
12/31/97                       1.00           3.05%          31,974             0.57%            3.01%                0.72%
12/31/96                       1.00           4.01%          30,988             0.61%            3.39%                0.81%
12/31/95                       1.00           2.37%          33,612             0.60%            2.33%                0.76%
12/31/94
                               1.00           1.57%             354             1.56%            1.64%                1.88%
CLASS B                        1.00           1.79%             212             1.63%*           2.01%*               1.80%*
10/31/99                       1.00           2.26%              12             1.50%            2.32%                2.27%
10/31/98(a)                    1.00           2.01%               2             1.53%            1.99%                4.22%
12/31/97                       1.00           2.83%               1             1.73%            2.12%                3.66%
12/31/96                       1.00           1.45%               1             1.66%*           1.38%*               3.61%*
12/31/95
12/31/94(c)
 ----------------

  *  Annualized.
  #  Amount represents less than $0.001 per share.
  +  Total return is not annualized for periods less than one year. Total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(a)  Fiscal year end changed to October 31 from December 31.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c)  On May 2, 1994 the Fund commenced selling Class B shares.

                       See Notes to Financial Statements.

FINANCIAL highlights

CALIFORNIA MONEY FUND
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                           INCOME FROM INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
                                            --------------------------------      ----------------------------------
                              NET                                                   DIVIDENDS
                         ASSET VALUE,            NET            TOTAL FROM           FROM NET
                           BEGINNING         INVESTMENT         INVESTMENT          INVESTMENT            TOTAL
                           OF PERIOD           INCOME           OPERATIONS            INCOME          DISTRIBUTIONS
                         -------------      -------------      -------------      --------------      --------------
CLASS A
10/31/99                      $1.00             $0.022             $0.022             $(0.022)            $(0.022)
10/31/98(a)                    1.00              0.008              0.008              (0.008)             (0.008)
06/30/98                       1.00              0.027              0.027              (0.027)             (0.027)
06/30/97                       1.00              0.028              0.028              (0.028)             (0.028)
06/30/96                       1.00              0.029              0.029              (0.029)             (0.029)
06/30/95                       1.00              0.028              0.028              (0.028)             (0.028)

CLASS B
10/31/99                       1.00              0.011              0.011              (0.011)             (0.011)
10/31/98(a)                    1.00              0.005              0.005              (0.005)             (0.005)
06/30/98                       1.00              0.019              0.019              (0.019)             (0.019)
06/30/97                       1.00              0.020              0.020              (0.020)             (0.020)
06/30/96                       1.00              0.022              0.022              (0.022)             (0.022)
06/30/95(c)                    1.00              0.020              0.020              (0.020)             (0.020)

                                                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                           -----------------------------------------------------------------------
                                                                                                               RATIO OF OPERATING
                                                                                                               EXPENSES TO AVERAGE
                                                                                                                NET ASSETS WITHOUT
                                                                                                                   FEE WAIVERS
                                                                              RATIO OF         RATIO OF            AND/OR FEES
                                                                              OPERATING     NET INVESTMENT         REDUCED BY
                                NET                        NET ASSETS,       EXPENSES TO       INCOME TO         CREDITS ALLOWED
                           ASSET VALUE,       TOTAL       END OF PERIOD      AVERAGE NET      AVERAGE NET             BY THE
                           END OF PERIOD     RETURN+        (IN 000'S)        ASSETS(b)         ASSETS               CUSTODIAN
                            -----------     ---------      ------------      -----------      -----------      -------------------
CLASS A
10/31/99                       $1.00            2.24%       $ 34,216             0.81%            2.22%                0.81%
10/31/98(a)                     1.00            0.99%         37,167             0.73%*           2.31%*               0.87%*
06/30/98                        1.00            2.73%         37,403             0.82%            2.71%                0.99%
06/30/97                        1.00            2.81%         42,923             0.85%            2.75%                1.14%
06/30/96                        1.00            3.00%         51,211             0.85%            2.94%                1.14%
06/30/95                        1.00            2.79%         48,836             0.85%            2.73%                1.15%

CLASS B
10/31/99                        1.00            1.15%             53             1.93%            1.10%                1.93%
10/31/98(a)                     1.00            0.63%             58             1.60%*           1.44%*               2.05%*
06/30/98                        1.00            1.96%             63             1.60%            1.88%                1.82%
06/30/97                        1.00            2.03%             68             1.60%            2.00%                1.89%
06/30/96                        1.00            2.22%            147             1.60%            2.19%                1.89%
06/30/95(c)                     1.00            2.04%             79             1.60%            1.98%                1.90%
----------------
  *  Annualized.
  + Total return is not annualized for periods less than one year. Total returns would have been lower if certain fees had not been waived by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(a)  Fiscal year end changed to October 31 from June 30.
(b)  Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(c)  On July 1, 1994 the Fund commenced selling Class B shares.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

MONEY MARKET FUND
OCTOBER 31, 1999

           PRINCIPAL
             AMOUNT                                                                      VALUE
             ------                                                                      -----
COMMERCIAL PAPER (DOMESTIC) - 28.7%
                     American Express Credit Corporation:
        $10,000,000    5.280% due 12/13/1999+++ ..............................  $      9,938,400
         10,000,000    5.290% due 12/16/1999+++ ..............................         9,933,875
         10,000,000  Associates First Capital Corporation,
                       5.300% due 12/17/1999+++ ..............................         9,932,278
         10,000,000  AT&T Corporation,
                       5.300% due 12/09/1999+++ ..............................         9,944,056
         10,000,000  Chase Manhattan Corporation,
                       5.310% due 12/15/1999+++ ..............................         9,935,100
         10,000,000  Columbia University,
                       5.320% due 12/10/1999+++ ..............................         9,942,367
         10,000,000  Ford Motor Credit Company,
                       5.940% due 01/18/2000+++ ..............................         9,871,300
         10,000,000  Household Finance Corporation,
                       5.290% due 11/16/1999+++ ..............................         9,977,958
                     Merrill Lynch & Company Inc.:
         10,000,000    5.290% due 11/19/1999+++ ..............................         9,973,550
         10,000,000    5.960% due 01/31/2000+++ ..............................         9,849,344
         10,000,000  Morgan Stanley Dean Witter Discover,
                       6.020% due 02/04/2000+++ ..............................         9,841,139
          9,400,000  National Rural Utilities Cooperative Finance Corporation,
                       5.320% due 11/15/1999+++ ..............................         9,380,552
                     Private Export Funding Corporation:
         10,000,000    5.280% due 11/17/1999+++ ..............................         9,976,533
          4,000,000    5.850% due 02/25/2000+++ ..............................         3,924,600
          5,000,000    5.880% due 02/28/2000+++ ..............................         4,902,817
                     Windmill Funding Corporation:
         10,000,000    5.370% due 11/15/1999+++,# ............................         9,979,117
         10,000,000    5.380% due 11/22/1999+++,# ............................         9,968,617
         10,000,000  Xerox Credit Corporation,
                       5.280% due 12/10/1999+++ ..............................         9,942,800
                                                                                ----------------
                     Total Commercial Paper
                       (Cost $167,214,403) ...................................       167,214,403
                                                                                ----------------
COMMERCIAL PAPER (YANKEE) - 15.3%
                     Abbey National North America Corporation:
         10,000,000    5.350% due 12/15/1999+++ ..............................         9,934,611
         10,000,000    5.270% due 12/22/1999+++ ..............................         9,925,342
         10,000,000  ANZ (Delaware) Inc.,
                       5.330% due 12/21/1999+++ ..............................         9,925,972
         10,000,000  Bank of Nova Scotia,
                       5.950% due 01/31/2000+++ ..............................         9,849,597
         10,000,000  Barclays U.S. Funding Corporation,
                       5.260% due 11/24/1999+++ ..............................         9,966,394
         10,000,000  Bayerische Landesbank Girozentrale,
                       5.950% due 01/26/2000+++ ..............................         9,857,861
         10,000,000  Toyota Motor Credit Corporation,
                       5.270% due 11/24/1999+++ ..............................         9,966,331
        $10,000,000  UBS Finance Inc.,
                       5.330% due 12/16/1999+++ ..............................         9,933,375
         10,000,000  Xerox Capital (Europe) Plc,
                       5.950% due 01/25/2000+++ ..............................         9,859,514
                                                                                ----------------
                     Total Commercial Paper (Yankee)
                       (Cost $89,218,997) ....................................        89,218,997
                                                                                ----------------
CERTIFICATE OF DEPOSIT (YANKEE) - 1.7%
  (Cost $9,995,000)
         10,000,000  Bayerische Landesbank, New York,
                       5.299% due 04/10/2000++ ...............................         9,995,000
                                                                                ----------------
CORPORATE BONDS AND NOTES - 13.2%
         10,000,000  American Honda Finance Corporation, Note,
                       5.340% due 08/07/2000++,# .............................         9,997,000
          5,000,000  Citicorp, Euro Note,
                       5.713% due 12/09/1999++ ...............................         5,001,380
          3,500,000  DBSI First Mortgage 1998, Note,
                       5.460% due 07/01/2023++ ...............................         3,500,000
                     Everett Clinic, P.S., Note:
          5,600,000    5.460% due 12/01/2018++ ...............................         5,600,000
          3,900,000    5.460% due 12/01/2021++ ...............................         3,900,000
         10,000,000  First Union National Bank, Note,
                       5.605% due 09/25/2000++ ...............................        10,000,000
         10,000,000  Goldman Sachs Group, Note,
                       6.299% due 07/14/2000++ ...............................        10,009,328
         10,000,000  Illinois Power Company, First Mortgage,
                       5.625% due 04/15/2000 .................................         9,987,778
          8,000,000  National City Bank, Note,
                       6.286% due 10/16/2000++ ...............................         8,003,685
          5,000,000  NationsBank N.A., Note,
                       5.515% due 02/04/2000++ ...............................         5,000,000
          5,855,000  Presbyterian Homes & Services of New Jersey Obligated
                       Group, Revenue Bonds, 1998 Series B1, (Taxable),
                       5.460% due 12/01/2028++ ...............................         5,855,000
                                                                                ----------------
                     Total Corporate Bonds and Notes
                       (Cost $76,854,171) ....................................        76,854,171
                                                                                ----------------
MEDIUM TERM NOTES - 17.1%
                     Bear Stearns Companies Inc., Series B:
          5,000,000    5.530% due 01/28/2000++ ...............................         5,000,000
         10,000,000    5.344% due 05/05/2000++ ...............................        10,000,000
         10,000,000    5.508% due 07/18/2000++ ...............................         9,996,346
          5,000,000  Caterpillar Financial Services Corporation,
                       5.453% due 11/16/1999++ ...............................         4,999,418
          4,810,000  Citicorp, Series C, Senior Note,
                       5.493% due 02/15/2000++ ...............................         4,809,539
                     General Electric Capital Corporation:
          7,000,000    5.760% due 04/24/2000 .................................         7,020,901
          5,000,000    8.660% due 08/08/2000 .................................         5,095,561
          8,000,000  General Motors Acceptance Corporation,
                       5.470% due 02/03/2000++ ...............................         7,995,600
         10,000,000  Household Finance Corporation,
                       5.650% due 09/14/2000++ ...............................         9,994,787
          5,000,000  Merrill Lynch & Company Inc.,
                       6.256% due 04/17/2000++ ...............................         5,003,163
         10,000,000  Morgan Stanley Dean Witter Discover,
                       6.134% due 04/03/2000++ ...............................         9,997,691
          5,000,000  National Rural Utilities Cooperative Finance Corporation,
                       6.040% due 11/18/1999 .................................         5,002,349
         10,000,000  Wells Fargo Company,
                       5.225% due 04/10/2000 .................................         9,998,200
          5,000,000  Xerox Credit Corporation,
                       5.320% due 03/31/2000 .................................         4,984,815
                                                                                ----------------
                     Total Medium Term Notes
                       (Cost $99,898,370) ....................................        99,898,370
                                                                                ----------------

MUNICIPAL BONDS - 7.4%
          9,900,000  California Housing Finance Agency Revenue, Home Mortgage,
                       Series M, Taxable Bonds,
                       5.410% due 08/01/2019+ ................................         9,900,000
          5,000,000  Cleveland, Ohio, Airport Systems Revenue, Series E,
                       Taxable Bonds,
                       5.400% due 01/01/2020+ ................................         5,000,000
          9,920,000  Santa Rosa, California, Wastewater Revenue, Series A,
                       Taxable Bonds,
                       5.500% due 09/01/2028+ ................................         9,920,000
         12,475,000  South Fulton, Georgia, Municipal Regional Jail Authority,
                       Taxable Revenue Bonds, (Union City Justice Center
                       Project), Series 1999,
                       5.410% due 11/01/2017+ ................................        12,475,000
                     Washington State Housing Finance Community, Multi-family
                       Revenue, Series B, Taxable Bonds:
          2,480,000    (Boardwalk Apartments),
                       5.450% due 09/01/2028+ ................................         2,480,000
          2,100,000    (Cedar Landing),
                       5.450% due 12/01/2028+ ................................         2,100,000
          1,400,000    (Oxford Square),
                       5.450% due 12/01/2028+ ................................         1,400,000
                                                                                ----------------
                     Total Municipal Bonds (Cost $43,275,000) ................        43,275,000
                                                                                ----------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.2%
    FEDERAL FARM CREDIT BANK (FFCB) - 6.0%
         10,000,000  4.770% due 11/01/1999 ...................................        10,000,000
         10,000,000  5.300% due 02/01/2000 ...................................        10,000,000
         10,000,000  5.625% due 02/01/2000 ...................................        10,000,000
          5,000,000  5.020% due 03/01/2000 ...................................         4,999,669
                                                                                ----------------
                     Total FFCBs (Cost $34,999,669) ..........................        34,999,669
                                                                                ----------------

    FEDERAL HOME LOAN BANK (FHLB) - 7.5%
         10,000,000  5.310% due 11/10/1999 ...................................         9,999,927
          3,600,000  5.820% due 12/02/1999 ...................................         3,601,008
          5,000,000  5.000% due 02/24/2000 ...................................         4,999,772
          5,000,000  5.160% due 03/08/2000 ...................................         5,000,087
         10,000,000  5.050% due 04/26/2000 ...................................         9,998,602
         10,000,000  5.950% due 08/24/2000 ...................................        10,000,000
                                                                                ----------------
                     Total FHLBs (Cost $43,599,396) ..........................        43,599,396
                                                                                ----------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 1.7%
      (Cost $10,007,978)
         10,000,000  8.350% due 11/10/1999 ...................................        10,007,978
                                                                                ----------------
                     Total U.S. Government Agency Obligations
                       (Cost $88,607,043) ....................................        88,607,043
                                                                                ----------------
REPURCHASE AGREEMENT - 2.8%
  (Cost $16,542,000)
         16,542,000  Agreement with Goldman Sachs & Company, 5.100%
                       dated 10/29/1999, to be repurchased at $16,549,030 on
                       11/01/1999, collaterialized by $16,872,840 U.S.
                       Treasury Note, 6.500% due 11/15/2026
                       (Market Value $16,963,607) ............................        16,542,000
                                                                                ----------------
TOTAL INVESTMENTS (COST $591,604,984*)                                 101.4%        591,604,984
OTHER ASSETS AND LIABILITIES (NET) ..................................   (1.4)         (7,949,169)
                                                                        ----    ----------------
NET ASSETS ..........................................................  100.0%   $    583,655,815
                                                                       =====    ================
--------------
   * Aggregate cost for federal tax purposes.
   + Variable rate securities payable upon not more than seven calendar days' notice. The interest rate shown reflects the rate currently in effect.
  ++ Floating rate security whose interest rate is reset periodically based on an index.
 +++ Rate represents discount rate at the date of purchase (unaudited).
   # Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

TAX-EXEMPT MONEY MARKET FUND
OCTOBER 31, 1999

           PRINCIPAL
            AMOUNT                                                                       VALUE
            ------                                                                       -----
STATE AND MUNICIPAL SECURITIES - 102.6%

    ALABAMA - 0.9%
        $  300,000  Mobile, Limited Tax General Obligation Warants,
                      4.050% due 02/15/2000 ...................................  $       300,465
                                                                                 ---------------
    ALASKA - 4.4%
           700,000  Anchorage, Water Revenue Bonds,
                      4.500% due 09/01/2000 ...................................          703,829
           700,000  Matanuska-Susitna Boro, Unlimited Tax General Obligation
                      Bonds, Series A,
                      4.000% due 03/01/2000 ...................................          700,911
                                                                                 ---------------
                                                                                       1,404,740
                                                                                 ---------------
    FLORIDA - 3.5%
           600,000  Dade County, Aviation Revenue Bonds, Series A,
                      3.350% due 10/01/2009+ ..................................          600,000
           500,000  Florida, Housing Finance Agency, MFHR, (Oaks), Series A,
                      3.350% due 07/01/2007+ ..................................          500,000
                                                                                 ---------------
                                                                                       1,100,000
                                                                                 ---------------
    ILLINOIS - 9.3%
           200,000  Chicago, School Finance Authority, Unlimited Tax General
                      Obligation Bonds, Series A,
                      4.700% due 06/01/2000 ...................................          200,906
         1,200,000  Chicago O'Hare International Airport General Airport Second
                      Lein Revenue Bonds, 1984 Series A,
                      3.500% due 01/01/2015+ ..................................        1,200,000
                    Illinois Development Finance Authority Revenue, (Uhlich
                      Children's Home Project):
           700,000    3.500% due 04/01/2007+ ..................................          700,000
           455,000    3.500% due 06/01/2015+ ..................................          455,000
           400,000  Illinois Health Facilities Authority, Revenue Bonds,
                      (Swedish Covenant Hospital Project),
                      3.550% due 08/01/2025+ ..................................          400,000
                                                                                 ---------------
                                                                                       2,955,906
                                                                                 ---------------
    INDIANA - 1.6%
           500,000  Indiana Health Facilities Financing Authority Revenue,
                      (Deaconess Hospital Inc.),
                      3.500% due 01/01/2022+ ..................................          500,000
                                                                                 ---------------
    KANSAS - 1.0%
           300,000  Shawnee, Industrial Revenue Bonds, (Shawnee Village
                      Associates LP),
                      3.550% due 12/01/2009+ ..................................          300,000
                                                                                 ---------------
    LOUISIANA - 6.0%
           900,000  Ascension Parish, Pollution Control Revenue, (Borden Inc.
                      Project),
                      3.500% due 12/01/2009+ ..................................          900,000
         1,000,000  Louisiana Public Facilities Authority Revenue Bonds, Multi-
                      family Mortgage Revenue Bonds, (Emberwood),
                      3.450% due 10/01/2022+ ..................................        1,000,000
                                                                                 ---------------
                                                                                       1,900,000
                                                                                 ---------------
    MASSACHUSETTS - 1.2%
           375,000  Dracut, Limited Tax General Obligation Bonds,
                      5.300% due 11/01/1999 ...................................          375,000
                                                                                 ---------------
    MICHIGAN - 10.7%
           500,000  Anchor Bay, School District, School Building & Site,
                      Unlimited Tax General Obligation Bonds, Series I,
                      3.850% due 05/01/2000 ...................................          500,000
           500,000  Michigan State Hospital Finance Authority Revenue,
                      (Hospital Equipment Loan Program), Series A,
                      3.520% due 12/01/2023+ ..................................          500,000
         1,000,000  Michigan State Housing Development Authority, Limited
                      Obligation Revenue Bonds, (Laurel Valley),
                      3.500% due 12/01/2007+ ..................................        1,000,000
                    Michigan State Job Development Authority Revenue:
           300,000    (East Lansing Residence),
                      3.750% due 12/01/2014+ ..................................          300,000
           200,000    (Kentwood Residence),
                      3.750% due 11/01/2014+ ..................................          200,000
           620,000  Okemos, Public School District, Unlimited Tax General
                      Obligation Bonds,
                      3.600% due 05/01/2000 ...................................          620,000
           280,000  Tawas, Area Schools, Unlimited Tax General Obligation
                      Bonds, Refunding,
                      3.900% due 05/01/2000 ...................................          280,550
                                                                                 ---------------
                                                                                       3,400,550
                                                                                 ---------------
    MINNESOTA - 1.8%
           550,000  Minnesota State, Unlimited Tax General Obligation Bonds,
                      (Pre-refunded to
                      08/01/2000 @ 100),
                      7.000% due 08/01/2006 ...................................          563,077
                                                                                 ---------------
    MISSOURI - 3.2%
           500,000  Columbia, Water & Electric Revenue,
                      Series B,
                      3.500% due 12/01/2015+ ..................................          500,000
           500,000  Kansas City Industrial Development Authority, Hospital
                      Revenue Bonds, Baptist Health System, Series A,
                      3.600% due 08/01/2018+ ..................................          500,000
                                                                                 ---------------
                                                                                       1,000,000
                                                                                 ---------------
    NEVADA - 7.9%
           500,000  Clark County, Transportation Improvement, Limited Tax
                      General Obligation Bonds, (Pre-refunded to 11/01/1999 @
                      100),
                      5.500% due 11/01/2002 ...................................          500,000
           875,000  Clark County, Sanitation District, Limited Tax General
                      Obligation Bonds, Refunding,
                      5.250% due 07/01/2000 ...................................          884,206
         1,105,000  Henderson, Local Improvement District, Refunding Special
                      Assessment Bonds, Series A,
                      3.600% due 11/01/1999 ...................................        1,105,000
                                                                                 ---------------
                                                                                       2,489,206
                                                                                 ---------------
    NEW YORK - 2.0%
           300,000  Jefferson County, Industrial Development Agency Revenue
                      Bonds, Watertown-Carthage TV,
                      3.750% due 12/01/2012+ ..................................          300,000
           320,000  Long Island Power Authority, Electric Systems Revenue,
                      Subordinated Revenue Bonds, Series 6,
                      3.650% due 05/01/2033+ ..................................          320,000
                                                                                 ---------------
                                                                                         620,000
                                                                                 ---------------
    NORTH CAROLINA - 6.4%
                    North Carolina Educational Facilities Financing Agency,
                      Revenue Bonds (Elon College):
           700,000    3.500% due 09/01/2020+ ..................................          700,000
           700,000    3.450% due 01/01/2021+ ..................................          700,000
           620,000  Wake County, Industral Facilities & Pollution Control
                      Financing Authority, (Carolina Power & Light Company),
                      Series A,
                      3.450% due 05/01/2015+ ..................................          620,000
                                                                                 ---------------
                                                                                       2,020,000
                                                                                 ---------------
    OHIO - 4.2%
           100,000  Mount Vernon Waterworks Revenue, Revenue Bonds,
                      3.000% due 12/01/1999 ...................................          100,000
           240,000  Norwalk City School District, Unlimited Tax General
                      Obligation Bonds,
                      3.000% due 12/01/1999 ...................................          240,000
         1,000,000  Ohio State Public Facilities Commission, Higher Education
                      Capital Facilities Revenue Bonds, Series II-A,
                      4.375% due 11/01/1999 ...................................        1,000,000
                                                                                 ---------------
                                                                                       1,340,000
                                                                                 ---------------
    PENNSYLVANIA - 2.5%
           800,000  Philadelphia, Water & Wastewater Revenue Bonds, Series B,
                      3.450% due 08/01/2027+ ..................................          800,000
                                                                                 ---------------
    TENNESSEE - 3.6%
           250,000  Chattanooga-Hamilton County, Hospital Authority Revenue,
                      (Erlanger Medical Center),
                      5.000% due 10/01/2000 ...................................          252,560
           500,000  Metropolitan Government Nashville & Davidson County,
                      Industrial Development Board, MFHR, (Chimneytop II),
                      3.450% due 09/01/2006+ ..................................          500,000
           390,000  Metropolitan Nashville Airport Revenue Authority, Special
                      Facilities Revenue Bonds, (American Airlines Project),
                      Series A,
                      3.650% due 10/01/2012+ ..................................          390,000
                                                                                 ---------------
                                                                                       1,142,560
                                                                                 ---------------
    TEXAS - 15.2%
        $  500,000  Austin County, Industrial Development Corporation, (Justin
                      Industries, Inc. Project),
                      3.500% due 12/01/2014+ ..................................       $  500,000
           235,000  Brownsville, Independent School District, Unlimited Tax
                      General Obligation Bonds,
                      7.250% due 08/15/2000 ...................................          241,207
           500,000  Denton, Certificates of Obligation,
                      5.100% due 02/15/2000 ...................................          501,880
           400,000  Grapevine, Industrial Development Corporation Revenue
                      Bonds, (American Airlines), Series A4,
                      3.650% due 12/01/2024+ ..................................          400,000
           300,000  Harris County, Unlimited Tax General Obligation Bonds, ETM,
                      8.200% due 05/01/2000 ...................................          300,000
           500,000  Lower Neches Valley, Industrial Development Corporation,
                      Pollution Control Revenue Bonds, (Neches River Treatment
                      Corporation Project), Series 1994A, (Guaranteed By Mobil
                      Corporation),
                      3.500% due 02/01/2004+,++ ...............................          500,000
           590,000  McLennan County, Junior College, Limited Tax General
                      Obligation Bonds,
                      5.875% due 08/15/2000 ...................................          599,637
           375,000  Midwestern State University, University Revenue Refunding,
                      Public Financing Authority Systems, Revenue Bonds,
                      3.650% due 12/01/1999 ...................................          375,043
           500,000  Richardson, Independent School District, Unlimited Tax
                      General Obligation Bonds, Series C,
                      6.000% due 02/15/2000 ...................................          503,153
           900,000  Texas State, Veterans Housing Assistance Fund I, Unlimited
                      Tax General Obligation Bonds,
                      3.450% due 12/01/2016+ ..................................          900,000
                                                                                 ---------------
                                                                                       4,820,920
                                                                                 ---------------
    WASHINGTON - 11.8%
           290,000  Bainbridge Island, Refundable & Improvement, Limited Tax
                      General Obligation Bonds,
                      4.000% due 12/01/1999 ...................................          290,186
           250,000  Northeast Lake Washington, Sewer District, Sewer Revenue
                      Bonds, ETM,
                      6.100% due 03/01/2000 ...................................          250,000
           600,000  Richland, Golf Enterprise Revenue Bonds,
                      3.400% due 12/01/2021+ ..................................          600,000
           940,000  Seattle Housing Authority, Low Income Housing Assistance
                      Revenue Bonds, (Bayview Manor Project), Series B,
                      3.400% due 05/01/2019+ ..................................          940,000
           255,000  Silver Lake, Water District, Water & Sewer Revenue Bonds,
                      3.000% due 12/01/1999 ...................................          255,000
           290,000  Snohomish & Island Counties, School District No. 401
                      Stanwood, Unlimited Tax General Obligation Bonds,
                      3.250% due 12/15/1999 ...................................          290,000
           500,000  Washington State, Unlimited Tax General Obligation Bonds,
                      Series 1995C, AT-8 and R-95B,
                      6.500% due 07/01/2000 ...................................          508,608
           620,000  Whatcom County, School District No. 501 Bellingham,
                      Unlimited Tax General Obligation Bonds, Refunding,
                      4.000% due 12/01/1999 ...................................          620,448
                                                                                 ---------------
                                                                                       3,754,242
                                                                                 ---------------
    WISCONSIN - 5.4%
         1,225,000  Wisconsin State, Health and Educational Facilities
                      Authority Revenue Bonds, (Wheaton Franciscan Services),
                      3.550% due 08/15/2016 ...................................        1,225,000
           500,000  Wisconsin State, Health Facilities Authority Revenue Bonds,
                      (Franciscan Health Care), Series A-1,
                      3.500% due 01/01/2016+ ..................................          500,000
                                                                                 ---------------
                                                                                       1,725,000
                                                                                 ---------------
                    Total State and Municipal Securities
                      (Cost $32,511,666) ......................................       32,511,666
                                                                                 ---------------
            SHARES                                                                       VALUE
            ------                                                                       -----
INVESTMENT COMPANY SECURITY - 0.3%
  (Cost $98,439)
            98,439  Dreyfus Tax-Exempt Cash Management Fund ...................           98,439
                                                                                 ---------------
TOTAL INVESTMENTS (COST $32,610,105*) ................................  102.9%        32,610,105
OTHER ASSETS AND LIABILITIES (NET) ...................................   (2.9)          (903,647)
                                                                         ----    ---------------
NET ASSETS ...........................................................  100.0%   $    31,706,458
                                                                        =====    ===============
--------------

 * Aggregate cost for federal tax purposes.
 + Variable rate security that is payable upon not more than seven calendar days' notice. The interest rate shown reflects the rate currently in effect.
++ Obligations of various corporations and are not supported by other third party credit agreements.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS

                       ETM -- Escrowed to Maturity
                      MFHR -- Multi-family Housing Revenue
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

CALIFORNIA MONEY FUND
OCTOBER 31, 1999

         PRINCIPAL
            AMOUNT                                                                       VALUE
            ------                                                                       -----
MUNICIPAL BONDS AND NOTES - 100.8%
    CALIFORNIA - 100.8%
                    Alameda County, Industrial Development Authority Revenue:
        $  900,000    Heat and Control Inc. Project,
                      Series 1995A,
                      3.100% due 11/01/2025+ ..................................     $    900,000
           500,000    JMS Family Partnership, Series A,
                      3.100% due 10/01/2025+ ..................................          500,000
           100,000    Transportation Authority Sales Tax Revenue,
                      5.200% due 11/01/1999 ...................................          100,000
                    Anaheim, COP:
           200,000    1993 Refunding Projects,
                      3.150% due 08/01/2019+ ..................................          200,000
           100,000    Police Facility Refinancing Project,
                      3.150% due 08/01/2008+ ..................................          100,000
           200,000  Big Bear Lake, Industrial Revenue, Southwest Gas
                      Corporation Project, Series A,
                      3.250% due 12/01/2028+ ..................................          200,000
                    California Health Facilities Financing Authority:
         1,000,000    Insured Health Facilities Revenue Bonds, (Valleycare
                      Hospital Corporation), Series A, (Pre-refunded to 05/01/
                      2000 @ 102),
                      7.000% due 05/01/2020+ ..................................        1,037,502
           800,000    Pooled Loan Program, Revenue Bonds,
                      Series B,
                      3.400% due 10/01/2010+ ..................................          800,000
                      Scripps Health, Insured Revenue Bonds:
           200,000    Series A,
                      3.250% due 10/01/2022+ ..................................          200,000
           300,000    Series B,
                      3.250% due 10/01/2022+ ..................................          300,000
                    California Pollution Control Financing Authority:
                      Homestake Mining Company, Revenue Bonds:
           100,000    Series 1984A,
                      2.850% due 05/01/2004+ ..................................          100,000
           300,000    Series 1984B,
                      2.850% due 05/01/2004+ ..................................          300,000
                      Pacific Gas & Electric Corporation, Pollution Control
                      Revenue Refunding Bonds:
         1,500,000    Series C,
                      2.950% due 12/01/2016+ ..................................        1,500,000
           400,000    Series D,
                      3.500% due 11/01/2026+ ..................................          400,000
           100,000  California State Public Works Board, Lease Revenue,
                      Department of Corrections, State Prisons, Refunding,
                      Series A,
                      4.500% due 12/01/1999 ...................................          100,121
         1,500,000  California Statewide Communities Development Corporation,
                      IDR, Tri-Valley Growers, Series 1995F,
                      3.550% due 12/01/2010+ ..................................        1,500,000
         1,000,000  California Transportation Finance Authority, Revenue Bonds,
                      3.400% due 10/01/2027+ ..................................        1,000,000
           900,000  Chula Vista, Charter City Revenue Bonds, Home Depot Inc.
                      Project,
                      3.100% due 12/01/2010+ ..................................          900,000
           300,000  Duarte, Redevelopment Agency, Piken Duarte Partners, COP,
                      Series A,
                      3.200% due 12/01/2014+ ..................................          300,000
                    East Bay, Municipal Utility District, Water System
                      Subordinated Revenue Bonds, (Pre-refunded to 06/01/2000 @
                      102):
           535,000    7.500% due 06/01/2018 ...................................          559,266
           580,000    7.600% due 06/01/2020 ...................................          606,637
           500,000  El Dorado County, Public Agency, Financing Authority
                      Revenue Bonds,
                      4.400% due 02/15/2000 ...................................          501,295
         1,500,000  Fremont, Unified High School District, Santa Clara County,
                      TRAN,
                      3.250% due 06/30/2000 ...................................        1,498,545
           800,000  Irvine Ranch, Water District, Nos. 105, 140, 240 & 250,
                      Unlimited Tax General Obligation Bonds,
                      3.500% due 01/01/2021 ...................................          800,000
         1,000,000  Livermore, MFHR, Portola Meadows Apartments, Series 1989A,
                      3.200% due 05/01/2019+ ..................................        1,000,000
           700,000  Los Angeles County, Pension Obligation, Refunding Revenue,
                      Series A,
                      3.150% due 06/30/2007+ ..................................          700,000
         1,000,000  Los Angeles County, Transportation Commission Sales Tax
                      Refunding Revenue Bonds, Series 1992A,
                      3.150% due 07/01/2012+ ..................................        1,000,000
           880,000  Los Angeles County, Unified School District, COP, Belmont
                      Learning Complex,
                      Series 1997A,
                      3.250% due 12/01/2017+ ..................................          880,000
           100,000  Northern California Transmission Revenue, California-Oregon
                      Transmission Projects, Series A, (Pre-refunded to 05/01/
                      2000 @ 101.50),
                      7.000% due 05/01/2024 ...................................          103,320
         1,000,000  Oakland, Joint Powers Financing Authority, Lease Revenue,
                      Series A-1,
                      2.800% due 08/01/2021 ...................................        1,000,000
         1,000,000  Orange County, Apartment Development Revenue, Wood Canyon
                      Villas,
                      3.150% due 12/01/2021+ ..................................        1,000,000
         1,100,000  Orange County, COP, Florence Crittendoc Services,
                      3.200% due 03/01/2016+ ..................................        1,100,000
         1,500,000  Orange County, Fire Authority, TRAN,
                      4.500% due 07/12/2000 ...................................        1,510,564
           100,000  Orange County, Special Financing Authority, Teeter Plan
                      Revenue Bonds, Series B, (Remarketed 11/01/1997),
                      3.350% due 11/01/2014 ...................................          100,000
         1,000,000  Rancho Mirage, Joint Powers Financing Authority, COP,
                      Eisenhower Medical Center, Series 1997B,
                      3.250% due 07/01/2022+ ..................................        1,000,000
         1,200,000  Regional Airports Improvement Corporation, Los Angeles
                      Terminal Facilities Completion,
                      3.700% due 12/01/2025+ ..................................        1,200,000
           964,000  Riverside County, Public Facilities Authority, COP,
                      Series B,
                      2.900% due 12/01/2015+ ..................................          964,000
           230,000  Sacramento County, Board of Education, COP, Refunding,
                      4.000% due 03/01/2000 ...................................          230,758
         1,000,000  Sacramento, Municipal Utility District, Commercial Paper
                      Notes, Series I,
                      2.900% due 11/10/1999 ...................................        1,000,000
           300,000  San Diego, Multi-family Mortgage Revenue Bonds,
                      2.650% due 08/01/2014+ ..................................          300,000
           500,000  San Diego, TAN, Series A,
                      4.250% due 09/29/2000 ...................................          503,871
           730,000  San Diego, Unified School District, 1999-2000 TRAN,
                      Series A,
                      4.250% due 09/29/2000 ...................................          734,625
           500,000  San Dimas, Redevelopment Agency, Diversified Shopping, COP,
                      Refunding,
                      3.100% due 12/01/2005 ...................................          500,000
         1,500,000  San Francisco City & County, Redevelopment Agency, MFHR,
                      Fillmore Center, Series A-1,
                      3.200% due 12/01/2017+ ..................................        1,500,000
         1,000,000  San Jose, Redevelopment Agency Revenue, Merged Area
                      Redevelopment Project, Series B,
                      2.850% due 07/01/2026+ ..................................        1,000,000
           500,000  South Orange County, Public Financing Authority,
                      Reassessment Revenue, Special Assessment Bonds,
                      3.700% due 09/02/2000 ...................................          500,000
                    Southern California Public Power Authority Revenue:
           700,000    Palo Verde Project, Series C,
                      3.150% due 07/01/2017+ ..................................          700,000
         1,200,000    Transmission Project,
                      3.150% due 07/01/2019+ ..................................        1,200,000
           395,000  West Covina, Redevelopment Agency Lease Revenue Bonds,
                      Lakes Public Parking Project,
                      2.950% due 08/01/2018+ ..................................          395,000
                                                                                    ------------
                    Total Municipal Bonds and Notes
                      (Cost $34,525,504) ......................................       34,525,504
                                                                                    ------------
      SHARES
      ------
INVESTMENT COMPANY SECURITY - 0.3%
  (Cost $110,843)
           110,843  Dreyfus Basic California Municipal Money Market Fund ......          110,843
                                                                                    ------------
TOTAL INVESTMENTS (COST $34,636,347*) ................................  101.1%        34,636,347
OTHER ASSETS AND LIABILITIES (NET) ...................................   (1.1)          (367,486)
                                                                        -----       ------------
NET ASSETS ...........................................................  100.0%      $ 34,268,861
                                                                        =====       ============
--------------
* Aggregate cost for federal tax purposes.
+ Variable rate security that is payable on demand or upon a five business days' notice, and secured by a letter of credit, liquidity agreement or other credit support. The interest rates shown reflects the rate currently in effect.

-------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
COP        --   Certificate of Participation
IDR        --   Industrial  Development  Revenue
MFHR        --   Multi-family Housing Revenue
TAN        --   Tax Anticipation Notes
TRAN        --  Tax and   Revenue   Anticipation    Notes
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

NOTES to FINANCIAL statements
WM GROUP OF FUNDS

1.  ORGANIZATION AND BUSINESS

WM Trust I ("Trust I") and WM Trust II ("Trust II") were organized under the laws of the Commonwealth of Massachusetts on September 19, 1997 and February 22, 1989, respectively, as business entities commonly known as "Massachusetts business trusts." Trust I and Trust II are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Trusts consist of 18 funds as follows:

TRUST I                           TRUST II

EQUITY FUNDS                      EQUITY FUNDS
Bond & Stock Fund                 Growth Fund
Growth & Income Fund              Emerging Growth Fund
Northwest Fund                    International Growth Fund

FIXED INCOME FUNDS                FIXED INCOME FUNDS
U.S. Government Securities Fund   Short Term High Quality Bond Fund
Income Fund                       Target Maturity 2002 Fund
High Yield Fund
                                  MUNICIPAL FUNDS
MUNICIPAL FUND                    California Municipal Fund
Tax-Exempt Bond Fund              California Insured Intermediate Municipal Fund
                                  Florida Insured Municipal Fund
MONEY MARKET FUNDS
Money Market Fund                 MONEY MARKET FUND
Tax-Exempt Money Market Fund      California Money Fund

Information presented in these financial statements pertains only to the Money Market Funds, hereafter referred to as the "Funds." The financial statements for the Equity Funds, Fixed Income Funds and the Municipal Funds are presented in a separate report.

WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Trusts.

The Money Market Fund offers three classes of shares: Class A shares, Class B shares and Class I shares. The Tax-Exempt Money Market Fund and the California Money Fund currently offer Class A and Class B shares. Effective July 11, 1999, seed money was withdrawn from the Class I shares of the Tax Exempt Money Market Fund and California Money Fund, although they are still authorized and could be issued. Effective as of the close of business on July 16, 1999 the Money Market Fund's Class S shares were converted into Class B shares and the California Money Fund's Class S shares were terminated. Class A shares of the Funds are not subject to an initial or contingent deferred sales charge ("CDSC"). Certain Class A shares purchased by exchange from another Fund within the Trusts may be subject to a CDSC if redeemed within two years of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years of purchase. Class I shares are not available for direct purchase by investors and are not subject to an initial sales charge or CDSC.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Securities are valued on the basis of amortized cost, which approximates market value. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, as long as the effect of fluctuating interest rates on the market value of the instrument is not significant. Restricted securities and certain other assets are valued by the investment advisor under the supervision of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with whom each Fund enters into repurchase agreements.

ILLIQUID INVESTMENTS:

Up to 10% of the net assets of the Funds may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined below.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within the 10% limitation, as applicable, on investments in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount accreted less premiums amortized. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Funds are declared daily and paid monthly. Distributions of any net capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterizations of distributions made by each Fund as a whole. Net investment income per share calculations in the financial highlights for the year ended October 31, 1999 excludes these adjustments:

                                                                 DECREASE
                                                   INCREASE     ACCUMULATED
                                  INCREASE/      UNDISTRIBUTED      NET
                                  (DECREASE)     NET INVESTMENT   REALIZED
NAME OF FUND                   PAID-IN CAPITAL       INCOME         GAIN
------------                   ---------------       ------         ----
Money Market Fund ...........      $(3,347)          $3,587       $  (240)
Tax-Exempt Money Market Fund
                                     4,913             --          (4,913)
California Money Fund .......
                                    (1,305)           1,305          --

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

General expenses of the Trust are allocated to all the Funds based upon relative net assets of each Fund except printing and postage expenses, which are allocated to all the Funds based upon the relative number of shareholder accounts of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

3.  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Funds. The Advisor is entitled to a monthly fee, in arrears, based on a percentage of the average daily net assets of each Fund at the following rates:

                                    FEES ON NET ASSETS   FEES ON NET ASSETS
                                           UP TO              EXCEEDING
NAME OF FUND                            $1 BILLION           $1 BILLION
------------                            ----------           ----------
Money Market Fund ................         .45%                 .40%
Tax-Exempt Money Market Fund .....         .45%                 .40%

                                    FEES ON NET ASSETS     FEES ON ASSETS
                                           UP TO              EXCEEDING
NAME OF FUND                           $500 MILLION         $500 MILLION
------------                           ------------         ------------
California Money Fund ............         .45%                 .40%

WM Advisors provides administration services to the Trusts at no additional fee.

The Advisor has agreed to waive a portion of its management fees. Fees waived by the Advisor for the year ended October 31, 1999 are as follows:

NAME OF FUND                            FEES WAIVED
------------                            -----------
Tax-Exempt Money Market Fund .....       $104,700

WM Shareholder Services, Inc. (the "Transfer Agent") serves as the transfer and shareholder servicing agent of the Funds. Shareholder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. Effective as of the close of business on July 16, 1999, there were no longer any Transfer Agent fees associated with Class S shares. The authorized monthly shareholder servicing fees are as follows:

                                                     CLASS A    CLASS B & S
                                                     -------    -----------
The Money Market Funds:
  (11/01/1998 -- 09/30/1999):
  First 25,000 accounts ..........................    $1.85        $1.95
  Each additional account ........................     1.55         1.65
  (10/01/1999 -- 10/31/1999):
  All accounts ...................................     1.65         1.65

Class I shares are not subject to shareholder servicing fees.

Custodian fees for certain Funds have been reduced by credits allowed by the custodian for uninvested cash balances. These Funds could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended October 31, 1999 are shown separately in the Statements of Operations.

4.  TRUSTEES' FEES

No director, officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trusts for serving as an officer or Trustee of the Trusts. The Trusts, together with other mutual funds advised by WM Advisors, Inc., pays each Trustee who is not a director, officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus $3,000 per board meeting attended and $1,000 per board meeting attended by telephone. Trustees are also reimbursed for travel and out-of-pocket expenses. The Chairman of each committee receives an additional $500 per committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these plans are funded and any payments to Plan participants are paid solely out of the Trusts' assets

5.  DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and indirect wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A and B shares. Prior to the close of business on July 16, 1999 it also served as distributor to Class S shares of the Funds. For the year ended October 31, 1999, the Distributor received $325,218 representing CDSC fees from Class B and S shares. WM Financial Services, Inc. ("WM Securities) also serves as a registered broker-dealer for the Funds. For the year ended October 31, 1999, WM Securities received $28,304, representing CDSC fees from Class B and S shares.

Each of the Funds has adopted two distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A shares and Class B shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. There is no distribution plan applicable to the Money Market Fund's Class I shares. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of both classes. The Trustees have not authorized, and the Funds do not currently pay, service fees with respect to Class A shares. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B shares at an annual rate of 0.75% of the average daily net assets of such shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 Plans are characterized by the SEC as "compensation-type" plans. The service fee is paid by the Fund to the Distributor, which in turn, pays a portion of the service fee to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases by check for the shareholders. Under their terms, both the Class A Plan and the Class B Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trusts, as defined in the 1940 Act, as those persons who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans.

Prior to the close of business on July 16, 1999, each of the Funds had adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class S shares (a "Class S Rule 12b-1 Plan"). Under the applicable Class S Rule 12b-1 Plan, the Distributor received a service fee at an annual rate of 0.25% of the average daily net assets of Class S shares. In addition, the Distributor was paid a fee as compensation in connection with the offering and sale of Class S shares at an annual rate of 0.75% of the average daily net assets.

6.  SHARES OF BENEFICIAL INTEREST

The Trusts may issue an unlimited number of shares of beneficial interest, each without par value.

As of October 31, 1999, WM Shareholder Services, Inc. owned greater than five percent of Class I of the following Fund:

                                             NUMBER OF      PERCENTAGE OF
NAME OF FUND                                FUND SHARES   TOTAL FUND SHARES
------------                                -----------   -----------------
Money Market Fund ........................   7,569,646          7.37%

7.  CAPITAL LOSS CARRYFORWARDS

At October 31, 1999, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                     EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING
                                     IN 2000     IN 2001     IN 2002     IN 2003     IN 2004     IN 2005     IN 2006     IN 2007
                                     -------     -------     -------     -------     -------     -------     -------     -------
Money Market Fund ...............     $ --        $ --        $ --       $  --         $109       $ --       $73,698       $--
Tax-Exempt Money Market Fund            --          --          --         4,639        --          --          --          249
California Money Fund ...........      5,715       7,549       1,294      18,781        --          --          --            2

8.  GEOGRAPHIC AND INDUSTRY CONCENTRATION AND RISK FACTORS

There are certain risks arising from the concentration of California Money Fund's investments in California municipal securities. The California Money Fund is more susceptible to factors adversely affecting issuers of California municipal securities than a fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

9.  REORGANIZATION

On March 8, 1999, each Acquiring Fund, as listed below acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. Total shares issued by the Acquiring Fund, the value of the shares issued by the Acquiring Fund, the total net assets of the Acquired Fund and the Acquiring Fund are as follows:

                                                            TOTAL           TOTAL                                       TOTAL NET
                                                            SHARES        VALUE OF        TOTAL NET      TOTAL NET      ASSETS OF
                                                          ISSUED BY     SHARES ISSUED     ASSETS OF      ASSETS OF      ACQUIRING
                                                          ACQUIRING     BY ACQUIRING      ACQUIRED       ACQUIRING     FUND AFTER
ACQUIRING FUND           ACQUIRED FUND                       FUND           FUND            FUND           FUND        ACQUISITION
--------------           -------------                       ----           ----            ----           ----        -----------
WM Money Market Fund     Griffin Money Market Fund       227,709,262    $227,709,262    $227,709,262   $497,903,478   $725,612,740

WM Tax-Exempt            Griffin Tax-Free
  Money Market Fund        Money Market Fund              21,062,829      21,062,829      21,062,829     24,092,383     45,155,212

10.  CONTRIBUTION IN KIND

Effective as of the close of business on July 16, 1999, the Griffin Portfolio Builder Accounts (asset allocation accounts that were invested in Class A shares of certain Funds in the WM Group of Funds) redeemed in kind their investments in Class A of the Money Market Fund and contributed these assets to the WM Strategic Asset Management Portfolios (the "Portfolios"). The Portfolios used these contributed assets to acquire shares in Class I of certain Funds in the WM Group of Funds.

INDEPENDENT auditors" REPORT

To the Trustees and Shareholders of
    WM Money Market Fund, WM Tax-Exempt Money Market Fund and WM California Money Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Money Market Fund, WM Tax- Exempt Money Market Fund and WM California Money Fund (the "Funds") as of October 31, 1999, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and the periods ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for WM California Money Fund for the year ended June 30, 1998 and financial highlights for the period ended June 30, 1998 and prior were audited by other auditors whose report, dated August 14, 1998, expressed an unqualified opinion on those statements. The statements of changes in net assets for WM Money Market Fund and WM Tax-Exempt Money Market Fund for the year ended December 31, 1997 and financial highlights for the period ended December 31, 1997 and prior were audited by other auditors whose report, dated January 20, 1998, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Funds at October 31, 1999, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for the respective stated periods ended October 31, 1999, and 1998 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
San Francisco, California
December 15, 1999

TAX information (unaudited)
WM GROUP OF FUNDS

YEAR ENDED OCTOBER 31, 1999

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

Of the distributions made from investment income the following percentages are tax-exempt for regular Federal income tax purposes:

NAME OF FUND
------------
Tax-Exempt Money Market Fund ..............................             100%
California Money Fund .....................................             100%

A portion of this income may be subject to alternative minimum tax.

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

This Annual Report is published for the general information of the shareholders of the WM Group of Funds. It is authorized for distribution to prospective investors only when preceded or accompanied by a current WM Group of Funds prospectus. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, any bank. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by WM Funds Distributor, Inc.

                                   Member NASD

                                                                  Bulk Rate
                                                                U.S. Postage
                                                                    paid
                                                               No. Reading, MA
                                                                 Permit #105


[logo] WM
     GROUP OF FUNDS

P.O. Box 9757
Providence, RI 02940-9757

[recycle symbol] Printed on recycled paper
                                                             WMMM 50M (12/20/99)